WRL letterhead

September 7, 2012

VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:	WRL Series Life Account G of Western Reserve Life Assurance Co. of Ohio, SEC File No.
811-21929
➢	WRL Benefactor, Registration No. 333-135803
➢	WRL Freedom Asset Advisor No. 333-149386
➢	WRL Evolution No. 333-149387

               Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Western Reserve Life Assurance Co. of Ohio (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the semi-annual reports dated June 30, 2012, for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

SEMI-ANNUAL REPORT FILINGS:
Access One Trust, SEC File No. 811-21634
Alliance Bernstein Variable Products Series Fund, Inc.  SEC File No. 811-05398
Fidelity Variable Insurance Products Fund II, SEC File No. 811-05511
Franklin Templeton Variable Insurance Products Trust SEC File No. 811-05583
ProFunds, SEC File No. 811-08239
Transamerica Series Trust, SEC File No. 811-04419

Some of the funds included in each Fund Company’s semi-annual report filings may not be available under every Policy offered by the Registrant.

The Company understands that the Funds have filed, or will file, their semi-annual reports with the commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Gayle Morden at (727) 299-1747.

Sincerely,

/s/ Arthur D. Woods
Arthur D. Woods
Vice President & Senior Counsel

cc: Priscilla Hechler
      Gayle Morden